Osterweis Strategic Income Fund
Osterweis Strategic Investment Fund

Supplement dated February 6, 2017 to the
 Statutory Prospectus dated June 30, 2016, as supplemented

Effective February 6, 2017, Craig L. Manchuck will serve as an Assistant Portfolio Manager for the Osterweis Strategic Income Fund and Portfolio Manager for the Osterweis Strategic Investment Fund. Mr. Manchuck will be replacing Simon Lee, Assistant Portfolio Manager for the Osterweis Strategic Income Fund and Portfolio Manager for the Osterweis Strategic Investment Fund. Simon Lee will be retiring from Osterweis Capital Management effective May 15, 2017, but will remain as an Assistant Portfolio Manager and Portfolio Manager until that time. All references to Mr. Lee in the Prospectus will then be removed.

The following disclosure is added under the heading “Portfolio Managers” on page 7:

Craig L. Manchuck – Assistant Portfolio Manager of the Fund since 2017

The following disclosure is added under the heading "Portfolio Managers" on page 12:

Craig L. Manchuck –Portfolio Manager of the Fund since 2017

The following disclosure is added to page 24 of the Prospectus:

Portfolio Manager	Length of Service with the Funds	Business Experience During the Past Five Years
Craig L. Manchuck	Osterweis Strategic Income Fund (Assistant Portfolio Manager since 2017) Osterweis Strategic Investment Fund (Portfolio Manager since 2017)
Mr. Craig L. Manchuck serves as an Assistant Portfolio Manager for Osterweis Capital Management Inc. and Osterweis Capital Management LLC. Prior to joining Osterweis Capital Management in 2017, Mr. Manchuck was a Managing Director of Fixed Income at Stifel Nicolaus from 2013 to 2016 and Knight Capital from 2008-2013, where he was responsible for sales and origination of high yield bonds, leveraged loans and post reorg equities. Prior to that from 2000 to 2008, Mr. Manchuck was the Executive Director for Convertible Securities and then High Yield/Distressed Securities at UBS. He has previous experience in Convertible Securities Sales at Donaldson, Lufkin & Jenrette, SBC Warburg and Merrill Lynch.

Please retain this Supplement with the Statutory Prospectus.

Osterweis Strategic Income Fund
Osterweis Strategic Investment Fund

Supplement dated February 6, 2017 to the
 Statement of Additional Information
dated June 30, 2016, as supplemented

Effective February 6, 2017, Craig L. Manchuck will serve as an Assistant Portfolio Manager for the Osterweis Strategic Income Fund and Portfolio Manager for the Osterweis Strategic Investment Fund. Mr. Manchuck will be replacing Simon Lee, Assistant Portfolio Manager for the Osterweis Strategic Income Fund and Portfolio Manager for the Osterweis Strategic Investment Fund. Simon Lee will be retiring from Osterweis Capital Management effective May 15, 2017, but will remain as an Assistant Portfolio Manager and Portfolio Manager until that time. All references to Mr. Lee in the Statement of Additional Information will then be removed.

The following disclosure is added to page 36 of the Statement of Additional Information:

Mr. Craig Manchuck is a member of the investment team responsible for the Osterweis Strategic Income Fund and the Osterweis Strategic Investment Fund.  Accordingly, he will manage the same other accounts managed by those teams.

The following disclosure is added to page 37 of the Statement of Additional Information:

Mr. Manchuck’s compensation is a fixed salary that is determined after considering appropriate industry standards. His salary is not based on the performance of the Fund or the Fund’s overall net assets. The portfolio manager receives discretionary bonuses that are not fixed. The discretionary bonus is determined by a subjective evaluation of, for example but without limitation to, the contribution to the performance of the Fund and other accounts that they manage, their contributions to the quality of research and investment ideas generated by the Advisers, and the overall financial condition of the Advisers. He also participates in a retirement plan.

The following disclosure on pages 37-38 of the Statement of Additional Information is revised as follows:

The following indicates the dollar range of shares that each portfolio manager beneficially owns in each Fund as of March 31, 2016:

Table Key
None	A
$1-$10,000	B
$10,001-$50,000	C
$50,001-$100,000	D
$100,001 - $500,000	E
$500,001-$1,000,000	F
Over $1,000,000	G

Name of Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned
	Osterweis Fund	Osterweis Strategic Income Fund	Osterweis Strategic Investment Fund	Osterweis Institutional Equity Fund
John S. Osterweis	G	G	G	E
Gregory S. Hermanski	G	G	E	A
Nael Fakhry	E	A	A	A
Carl P. Kaufman	A	G	F	A
Simon T. Lee	E	G	G	A
Bradley M. Kane	C	E	E	A
Craig Manchuck*	A	D	C	A
*	As of December 31, 2016.

Please retain this Supplement with the Statement of Additional Information.

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